Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BC

FIFTY-NINTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is March 1, 2015 (the "Effective Date of the Fifty-ninth Amendment").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of the Amendment:

1.    Extension of Term.  CSG and Customer agree section 1.2, entitled "Term," of the Agreement shall be deleted in its entirety and replaced with the following:

1.2   TERM.  Unless earlier terminated pursuant to section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on December 31, 2019 (the "Initial Term").  Term means the Initial Term and any Additional Terms.

2.   Technical Services.  CSG and Customer agree section 3.2, entitled "Technical Services," of the Agreement shall be deleted in its entirety and replaced with the following:

3.2    Technical Services.  During the Term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in a statement of work (“Statement of Work”), which the Parties may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule D.  Customer will pay CSG any fee(s) set forth in a Statement of Work executed by both Parties, as well as any Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, in accordance with the terms and conditions of this Agreement. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement.  Notwithstanding the foregoing text of this section 3.2, at ** ********** ****** ** ********, CSG shall provide Customer ***** ******** (*****) *** ***** of Technical Services ********, which Customer may utilize for **********, **************, ******* **********, ********, and other mutually agreeable tasks (including *********** ********, but *** ********* *** ******** for which a ******** ***** ****** is ********** in Schedule F of the Agreement, as amended, or any SOW, LOA or TSR) for use by Customer’s *********** ********** and ******** **** department or, upon the approval of Customer’s **** of ******** ****, any other Customer department (the “Technical Service ***** ******”).  The charges for all Technical Services provided by CSG during the Term will first be applied against the Technical Service ***** ****** unless expressly agreed by Customer’s **** of ******** **** pursuant to an applicable Statement of Work or other document as provided in this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG shall make available and Customer agrees to use, on an ****** basis per ******** ****, a pre-determined number of hours as provided in Schedule F (“****** Consulting Hours”) for the fees provided in Schedule F.  CSG’s Professional Services Group will be responsible for the provision of the ****** Consulting Hours and Customer’s use shall be documented in a duly executed Statement of Work between the Parties.  CSG and Customer agree the ****** Consulting Hours, pursuant to a Statement of Work, can be used for **********, ****** ******** ***********, **************, ******* **********, ******** and other mutually agreed tasks provided by CSG’s Professional Services Group.  ****** Consulting Hours shall *** ** **** for *********** ********** to CSG ******** *** ********, ***** *** **** ********, the Technical Services described in the preceding paragraph, nor to support the ******** ***** and ******** ******** provided in section 2.11 of the Agreement.  CSG shall invoice Customer ******** at the ********* of the ******** **** and Customer agrees to pay, pursuant to section 5.2, "Invoices and Payment," the fees provided in and pursuant to Schedule F ("Fees") of the Agreement for the ****** Consulting Hours (“****** Consulting Hours Fees”).  For the **** ******** ****, CSG shall invoice Customer on the **** ******* invoice following the Effective Date of the Fifty-ninth Amendment.  The ****** Consulting Hours Fees identified in Schedule F of the Agreement are non-refundable and are a commitment by Customer for payment regardless of Customer’s use of the ****** Consulting Hours.  Except as provided in Schedule F, Section VI entitled "Technical Services" under the table “****** Consulting Hours,” any unused ****** Consulting Hours at the *** ** * ******** **** shall be forfeited and shall not be carried over to the **** ******** ****.  Any ***** provided by CSG’s Professional Services Group used by Customer in excess of the then-current ****** Consulting Hours shall be paid at the rate set forth in Schedule F for ****** Consulting ***** pursuant to a mutually agreed upon Statement of Work.

3.   Support Services.  CSG and Customer agree to amend section 4.1 "Support Services," of Article 4, "Maintenance and Support," and as a result section 4.1 shall be deleted in its entirety and replaced as follows:

4.1   Support Services.  Subject to payment by Customer of the fees set forth in Schedule F, and through the term of this Agreement as set forth in section 1.2, CSG will provide Customer its support and maintenance of the then-current version of each licensed Product (excluding any customization) and Services as described on Schedule H (“Support Services”), and each Party also agrees to comply with all other terms and conditions of Schedule H.  Included in the Support Services at the rates provided in Schedule F is support of the then-current version of the licensed Products via CSG’s Product Support Center, publication updates, and the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products or Documentation that CSG may make generally available to its customers (the “Updates”).

4.   Adjustment to Fees.  CSG and Customer agree to amend section 5.3 “Adjustment to Fees” of Article 5, “Payment Terms,” and as a result section 5.3 shall be deleted in its entirety and replaced as follows:

5.3  Adjustment to Fees.  Effective January 1 of each year of the Term, all fees included in this Agreement, except ********* as defined below, shall be increased ******** by the ****** of (x) ****** ******* (**%) of an amount equal to the ******* ******* of the ******** ****** (**) ******, prior to CSG’s notice, of the published (“CPI”) Consumers Price Index, All Urban Consumers, All Items, U.S. City Average 1982-1984, published by the U.S. Department of Labor or any successor index (“Annual Adjustment to Fees”) or (y) ***** ******* (*%).  The Annual Adjustment to Fees shall be communicated to Customer no later than ******** * of the ********* ****, provided, however, that the failure to provide timely notice of the Annual Adjustment to Fees will not relieve Customer of such Annual Adjustment to Fees, except that such Annual Adjustment to Fees will be effective prospectively from the later of January 1, or the actual date of such notice.  Except for *********, CSG agrees to not make an adjustment to fees as provided in this section 5.3 for the **** ******** ****. CSG may modify the fees payable by Customer for ***** *** ********* (***********) at any time ***** to ********** ********* to ********* ***** that may be ****** ***** to *** **** its ********* *******.  For avoidance of doubt, such fees payable by Customer for ********* shall not be subject to any other adjustment under this section 5.3 other than increases ************ to ***’* ******* of the ********* as described herein.  In addition, CSG agrees to **** ******* to ******** the ****** of *** ********** ******** in ********* ***** that may be ******** to *** **** its ******** *******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer will be notified in writing (e-mail shall suffice) of any ********* ***** ********* or ********* no less than ****** (**) **** prior to the application of such change.

5.   Discontinuance Fee.  CSG and Customer agree to amend section 6.4 “Discontinuance Fee” of Article 6, “Termination,” by deleting it in its entirety and replacing it with the following:

6.4    Discontinuance Fee

(a)  Non-Print and Mail Processing.  The Parties have mutually agreed upon the fees for non-Print and Mail Products and Services provided hereunder based upon certain assumed volumes of business activity, and the Term of this Agreement.  Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services in accordance with the terms set forth herein.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section 12.7 or by Customer pursuant to section ***(*), (*), (*) or (*), in addition to all other amounts then due and owing to CSG for Products and Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) the ***** ******** ****** (*****) multiplied by (ii) the *********** ******* of the ******* ********** (the ************ ************** ****).  Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for non-Print and Mail Products and Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (a) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

(b)  Print and Mail.  The Parties have mutually agreed upon the fees for Print and Mail Services provided hereunder based upon certain assumed volumes of business activity, exclusivity restrictions and the Term of this Agreement.   Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Print and Mail Services in accordance with the terms set forth herein.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section 12.7 or by Customer pursuant to section ***(*), (*), (*) or (*), in addition to all other amounts then due and owing to CSG for Print and Mail Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) ********’* ******* ******* ***** ******** **** ****** ****** the *** (*) ****** *********** ********* the *********** **** ********** ** (ii) the *** ** the ************ ***** ******** **** ********* ********** **** provided in Schedule F **** the ********** ***** ********** **** provided in Schedule F ********** ** (iii) the ********* ****** in the **** ** *** *********.  Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement.  The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for Print and Mail Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (b) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

6.    Print and Mail Exclusivity.  CSG and Customer agree to amend section 12.3, “Conversion and Exclusivity," of Article 12 by deleting it in its entirety and replacing it with the following:

12.3  Print and Mail Exclusivity.

(a)  During the Term of this Agreement, the Parties agree that CSG shall be Customer’s sole and exclusive provider of Print and Mail Services for Connected Subscribers.  Further, CSG and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer agree CSG shall be Customer’s sole and exclusive provider of Print and Mail Services for any acquired subscribers for which CSG provided print and mail services prior to acquisition which are substantially similar to the Print and Mail Services provided under this Agreement.  If during the Term of this Agreement or any extension thereof, Customer acquires subscribers receiving print and mail services from an entity other than CSG prior to acquisition, Customer agrees such subscribers shall be migrated to CSG’s Print and Mail Services as soon as commercially reasonable after the termination or expiration of the agreement with such entity, but in no event later than ****** (**) **** after such agreement has ********** or *******.  In the event Customer identifies a ********* ***** that exists or arises within the aforementioned ****** (**) **** and which *********** **** ********* to CSG’s Print and Mail Services as provided herein, the Chief Information Officers of each Party or their designees (in the case of Customer the V.P. of Billing and Collections and in the case of CSG the Vice President of the Strategic Business Unit) shall meet within *** (**) ******** **** to provide a mutually agreeable solution and timeframe for such migration, which shall not exceed ****** (**) ******.  The Parties agree the terms of this Section 12.3 Print and Mail Exclusivity shall only be applicable to Affiliates (as defined in Schedule A) that Customer Controls (as defined in Schedule A).  The Parties agree that solely for the purpose of this Section 12.3 Print and Mail Exclusivity and Schedule F under the ******* **********, Print and Mail Services shall include and be limited to the printing and mailing, through the United States Postal Service (“USPS”), of Customer’s monthly billing statements for video, high speed data and residential and commercial voice services.

(b)  In the event of a breach of this section 12.3, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to any ********** ******* that *** ***** **** **** ******** ** ******* under this Agreement had ******** *** ******** or ******** **** ******* **** and Customer shall use its commercially reasonable efforts to cure such violation or breach as soon as is practicable.  In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this section 12.3 Print and Mail Exclusivity of this Agreement.  Said notice shall include the number of additional subscribers and the date they were acquired by Customer.  Further, the Parties agree that CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Article 5, "Payment Terms," of this Agreement.

7.  Separate Cycle and Flexible Releases.  CSG agrees to provide Customer with a separate cycle and allow Customer to delay releases of CSG Updates subject to certain conditions.  As a result, the Agreement shall be amended by adding the following section 2.11, “Separate Cycle and Flexible Releases,” to Article 2, "Product Licenses":

2.11  ******** ***** and ******** ********.

******** *****

CSG will provide Customer with a ******** ****** ******* ********* (******) and a ******** ***** *****.  The **** will contain the *** ******* for ********'* ******** ***** **** and the ******** ***** ***** (****** **) will ******* **** f** ******** ****.  Products and Services included in ***** * include and are limited to Communications Control System ("CCS®"), Advanced Customer Service Representative ("ACSR®"), CSG SmartLink® BOS ("SLBOS"), Event Notification Interface ("ENI"), Product Configurator - Billing Configuration Edition ("BCE"), Product Configurator - Enhanced Sales Edition ("ESE"), Product Configurator - Promotions, Product Configurator - Order Presentation Controller ("OPC"), Advanced Convergent Platform ("ACP") Voice, service order distribution interface ("SODI"), ACP Commercial, CSG Vantage®, CSG Care Express®, CSG Workforce Express® ("WFX®"), Mass Change Platform ("MCP") and interfaces from CSG Products and Services.  In order to *****, ********* and ******** ***** *, Customer and CSG shall enter into a Statement of Work outlining necessary *********** **************, *********** **********, required CSG and Customer ****************, ********** ********, and the **** ** ***** ***** * shall be ********* *** *** ** ******** (****** * ****).  ***** * SOW must be completed prior to Customer being able to use ******** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ********

CSG agrees to provide Customer with the ability to ***** *********** of ******** ******** for up to ********** (**) **** ***** CSG’s ********* ******* ********** ***** (“******** ********”).  As a prior condition to ************** of ******** ********, Customer and CSG shall execute a Statement of Work outlining any *********** **************, *********** **********, required CSG and Customer **************** and the date on which ******** ******** will be available for consumption by Customer.

CSG and Customer agree that any ******** ******** shall be in in accordance with and subject to the following conditions:

(a)  Customer shall provide written notice of the desire to exercise its ***** for a ******* ***** **** and align with CSG as to the ******** ****** no **** than ************ (**) **** prior to the ********* ********** ******* ****.  “******** ******” shall mean the timeframe from the ***** ******** of the ******* **** in the *** *********** until ******** ***** *** ******* **** into **********.

(b)  CSG reserves the right to review and approve support and maintenance system changes for **** ***** to production during the ******** ******.  Depending on the **** ***, CSG may need to apply the *** to the current production version that Customer has *** ** ******* or ********* *** *** to the ***** ******* that Customer is ******* ** **********. In the event CSG **** *** ******* the request to apply the *** to the ******* that ******** is ******* ** **********, CSG and Customer agree to follow the escalation process outlined in Exhibit H, section H.10, “Problem Escalation & Resolution” of the Agreement, to resolve the matter.

(c)  Customer shall implement the ******* ******* of the ********** **** (***** or ***** *******) into the ***** * ********** *********** within ********** (**) **** of the ********* ********** ******* ****.

(d)  ******** ******** shall not be ******* or ********.

(e)  ***** * ********** *********** shall not be more than *** (*) ******* ****** the ******* ********* ******* **** ****.

(f)  ***************** * or ***** ********** ****** will not be addressed during any ******** ****** in the ***** * environment. ********** ****** resolved during any ******** ****** will be applied to the ********* ********** **** **** to be *********** with ***** * ****** ******* into **********.  ***************** * or * ********** ****** found in ***** * during the applicable ******** ****** that ******* **** ******* will be performed on an ***** ** ***** basis for implementation in ***** *.  ******* ******* **** ****** ********** and **** *********** in the ********* ********** **** **** will also be applied to Customer’s ********** ************ prior to ******* and shall also be delivered to ********** **** the ****** ******* has been *********** in ***** *.

(g)  Incident Report (“IR”) support, which shall not include Technical Services ***** or ****** Consulting ***** provided in section 3.2, throughout the ******** ****** will be analyzed and handled by CSG on an individual time and materials basis (for purposes of this section 2.11 “****** Support *****”) for the standard rate of ****** Support ***** provided in Schedule F.  CSG agrees to make available on an ****** basis as **** ** *** ***, *** ******** (*****) ****** Support ***** to be used to support ***** *.  Any unused hours may not be carried over into a subsequent **** nor will Customer be entitled to any credit related to unused ****** Support *****.  CSG will make available to Customer a list of known defects and the associated timeframe for repairing the defect.

(h)  CSG and Customer agree that ******** **** ******** may require additional ****** Support *****.  Customer may request the detail of ****** Support ***** charged to understand the *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

billed to Customer.  CSG and Customer agree, prior to the enablement of ******** ******** and as a prior condition of Customer being able to request the ******** ******, Customer and CSG shall enter into a Statement of Work for the provision and payment of additional ****** Support ***** necessary to support ******** ********.  The Parties agree this is necessary in order for CSG to have appropriately trained staff available and in place to support * ******** ****** at Customer’s request.

(i)  The CSG standard ************** and ********** ******* for **** ******* installs will be performed during the ***** * **************.

(j)  Customer agrees to provide CSG with written notice of any ***************** * issues, defined in the Agreement, applicable to the ***** * ********** ******* prior to ******* in **********.  In the event that Customer and CSG agree that a ***************** * ***** exists prior to ******* in the ***** * ********** ***********, CSG agrees not to ********* the **** into ********** until the ******** * ***** is resolved or reduced to a ******** * or * *****.  In the event that Customer and CSG do not mutually agree as to the ******** ***** or ********** of the *****, CSG and Customer agree to resolve the matter by following the process outlined in Exhibit H, section H.10, “Problem Escalation & Resolution,” of the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the Parties for ***************** ****** resolution.

(k)  Shared third party products and vendor services, including but not limited to ****** ***, statements, financial institutions, electronic funds transfer ("EFT"), credit card, regulatory, or United States Postal Services are not eligible to be delayed and will require separate deployment of functionality, as necessary, in conjunction with regularly scheduled releases.

(l)  Customer shall be required to implement the ********* ********** **** **** into CTER (Customer's test environment) within ******** (**) **** of the published production release date.

8.    Sale of Assets.  The Agreement is amended by deleting section 12.7 (a) in its entirety and replacing it with the following:

(a)  In the event that Customer sells, divests or otherwise transfers all or substantially all of its assets, or Charter becomes subject to a change of Control, prior to the expiration of the then current Term to an unrelated third party (a “Successor Entity”), Customer shall use commercially reasonable efforts to assign or transfer this Agreement to the Successor Entity.  In the event that such Successor Entity does not assume this Agreement, regardless of whether by contract or operation of law, either Party may terminate this Agreement, Customer agrees to pay to CSG, (as a liquidated damage and not as a penalty) in addition to any other undisputed amounts due under this Agreement, an amount equal to the product of: (i) the then applicable Basic Services Charge multiplied by (ii) the unfulfilled portion of the Minimum Commitment multiplied by (iii) ***** ******* (**%) (the “Non-Print and Mail Assignment Discontinuance Fee”).  In addition to the Non-Print and Mail Assignment Discontinuance Fee, Customer agrees to pay CSG, (as a liquidated damage and not as a penalty) an amount equal to (i) ********’* ******* ******* ***** ******** **** ****** during the *** (*) ****** *********** ********* the *********** **** ********** ** (ii) the *** of the ************ ***** ******** **** ********* ********** **** provided in Schedule F **** the ********** ***** ********** **** provided in Schedule F multiplied by (iii) the ********* ****** in the **** of the ********* ********** ** (iv) ***** ******* (**%) (the “Print and Mail Assignment Discontinuance Fee”).  Customer agrees that such amounts are a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this section 12.7.

9.  Definitions.  The Agreement is amended by deleting the definitions of “Affiliate,” “Conversion Date,” “Minimum Commitment,” and “Subscriber Months” in Schedule A and replacing them with the following:

“Affiliate” means (a) with respect to Customer, Charter Communications, Inc., or any entity that is, directly or indirectly, Controlled by Charter Communications, Inc., or Greatland or (b) with respect to any other entity at any time, another entity, directly or indirectly, through one or more intermediaries, Controlled by, under common Control with or which Controls, such entity.  For purposes of this definition *********** means that entity formed and referred to as ******** in accordance with the *************** ************ Agreement

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

described in the Form 8-K filed with the Securities and Exchange Commission by Charter Communications, Inc. dated April 25, 2014, also defined in Schedule F as the **** ***********, including all direct and indirect subsidiaries of such entity (also known as ********** ************).  The Parties agree that Charter Communications Holding Company, LLC will remain liable for all obligations, acts or omissions of an Affiliate receiving CSG Products and Services under this Agreement.

“Conversion Date” means the date upon which a conversion of Customer subscribers from another vendor to CSG’s billing platform has been completed.  The Parties shall acknowledge the Conversion Date by written confirmation (e-mail shall suffice).

“Minimum Commitment” means *********** ********** ****** over the period beginning ******* *, ****, through ******** **, ****, as may be adjusted in accordance with the Agreement.

“Subscriber Months” are calculated as of any date by *********** the ****** ** ********* *********** in **** ***** during the period beginning ******* *, ****, through ******** **, ****.  For example, and not by way of limitation, if ******** *** ********* ********* *********** in the ***** ********* *** ********* **** (***** *) and ********* ********* *********** in the next succeeding ***** (***** *), then as of ***** *, Customer has reached ********** ********** ******.

10.  The Agreement is amended by deleting the definition of “Voice Services Fee” or “VSF” and “Initial Termination Date” in Schedule A.

11.  The Agreement is amended by adding a new Product, "CSG Vantage® Updates," to "Product Descriptions" of Schedule B, "Products," as follows:

i.  Schedule B, titled “PRODUCTS” shall be amended to add "CSG Vantage® Update Optional Tables."

ii.  “Product Descriptions" of Schedule B, shall be amended by adding the following:

"CSG Vantage® Update Optional Tables (“Update Tables”) provide Customer nightly updates of the incremental data for records processed by CSG for a given day (the "Record Process Date") for the Update Tables implemented at Customer's request pursuant to one (1) or more Statement(s) of Work.  Each such record will be tagged with an identifier which will be either "Insert," "Change," or "Delete" and will be accessible to Customer for a period of ***** (*) **** from the date processed.  The Update Tables may be queried by Customer to extract records to feed to its data warehouses or to identify Connected Subscriber activity pertaining to the Record Process Date."

12.  The Agreement is amended by deleting Product Configurator - Offer Management Edition ("OME"), from Schedule C, "Services," and Schedule F, "Fees."

13.  The Agreement is amended by adding the following new Services, "CSG Product Configurator - Promotions," and "Financial Forecaster" to Schedule C, "RECURRING SERVICES," as follows:

i.   “RECURRING SERVICES DESCRIPTION," of Schedule C shall be amended to add the following:

“CSG Product Configurator – Promotions ("Promotions").  CSG Product Configurator – Promotions is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. Promotions uses price plan billing to automate promotional price transitions and provides additional statement presentation capabilities.  Promotions requires CSG Product Configurator (PC) – Enhanced Sales Edition ("ESE") and CSG Product Configurator  – Billing Configuration Edition ("BCE").”

ii.   "RECURRING SERVICES DESCRIPTION," of Schedule C shall be amended to add the following:

"Financial Forecaster.  CSG Financial Forecaster is a service by which Customer is able to select from various flexible financial reporting schedule options that can include daily, weekly, and custom recurring schedules.  Based on the selected schedule and frequency, Customer will receive financial

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

snapshot production reports (“Financial Snapshot Reports”) and files extracted from CSG Vantage® Plus and select CSG Vantage® tables, as documented in CSG’s Financial Forecaster User Guide.  Financial Snapshot Reports cannot be run on Customer’s actual month end date.  While Financial Forecaster relies on Vantage to provide this Service and its functionality, Vantage SLAs do not apply to Financial Forecaster.

Financial Snapshot Reports will be delivered to Customer via a secure file transfer protocol (“FTP”).  CSG will maintain the extracted data for the Financial Snapshot Reports on the secure FTP directory until (i) pick up by Customer or (ii) *********** (**) ***** following CSG's delivery of such extracted data, whichever is earlier.  A backup copy of the extracted data will be maintained by CSG for a period of *** ******* ****** (***) ***** following CSG's delivery of such extracted data.  For the File Restoration Fee set forth below, such data shall be made available for pick up from the Archive FTP Directory by Customer upon Customer's written request (via email is sufficient) to CSG.

14.  CSG and Customer agree that the first or initial implementation of CSG Vantage Update Optional Tables, Promotions and Financial Forecaster will be provided at ** ****** ** ********.  Should Customer request the implementation of CSG Vantage Update Optional Tables, Promotions or Financial Forecaster such implementation shall be subject to the Parties entering into a Statement of Work or Letter of Authorization.  Such implementation shall consist of the standard implementation services consistent with similar projects completed for Update Tables, Promotions and Financial Forecaster. Any additional and/or custom services requested by Customer shall be scoped and priced accordingly on a time and materials basis between CSG and Customer.

15.  The Agreement is amended by deleting the following Attachments and Schedules to Exhibit C-2 for Print and Mail Services for Additional Subscribers:

Attachment A

Schedule A-1 to Attachment A

Schedule A-2 to Attachment A

Schedule A-3 to Attachment A

16.  CSG and Customer agree Schedule F, FEES, the Conversion Bonus and Incentive Bonus sections, shall be deleted in their entirety and replaced with the following:

********** ********* *****

As an ********* to ******* *********** to CSG from a vendor other than CSG and thus make such subscribers Connected Subscribers under this Agreement (for purposes of the ********** ********* ***** and the BSC Rate Table, the “********* ********* ***********”), CSG agrees, unless otherwise provided in Schedule F. "Fees," under the BSC Rate Table, to provide Customer with an ********* ***** equal to $****** per ***** for each ********* ********* ********** (*********** ********* ******).  The ********** ********* ***** shall be payable with respect to **** ********* ********* ********** in each ***** from the ***** in which the applicable ********** **** occurs through ******** **, **** (********** *****) and such payable amount will be applied as an ******* ****** against Customer's fees in the **** ********** *****. Upon the expiration of the ********* ****, the ********** ********* ***** shall cease.  ********** ********* ***** ******* ******* may be ********** as ********** ********** *********** for which the ********** **** occurs in the ****, **** and **** ******** ***** in which the ********** ********* ***** is applicable.  The ********** ********* ***** may only be earned during the ****, **** and **** ******** ***** of the Agreement and will no longer be applicable to ********** *********** that occur after ******** **, ****. The ********** ********* ***** is only applicable to ********* ********* ***********.  For clarification purposes, ********* ********* *********** shall not include acquired subscribers which Customer brings under this Agreement for the provision of Print and Mail Services.  ********** ********* ***** calculation example:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Example 1:  If there were *** ******* (*********) ********* ********* *********** in ****** ****, then *** ***** ******* a ********** ********* ***** ******* ******* ****** of $********** (********* ********* ********* *********** * $******) which will be ******* ** * ******* ******* ****** in the ********* ******* (i.e., the **** ******* ******* in which **** *** ******** as ********* ***********) and ********** **** ***** at the **** ****** through the ********* ****.

Example 2: If there were an ********** **** ******* ******** (*******) ********* ********* *********** in ********* ****, then *** ***** ******* an ********** ********** ********* ***** ******* ******* ****** of $********* (******* * $******) which will be ******* ** * ******* ******* ****** in the ******* ******* and ********** **** ***** at the **** ****** through the ********* ****, resulting in an ********* ********** ********* ***** ******* ******* ****** of $**********.

Notwithstanding the foregoing, CSG shall have the right to ****** the ********** ********* ***** by the ****** of any ****** ********* that may be accumulated during the ********* ****** as defined in Schedule F, Fees under the BSC Rate Table, which may result in ** ********** ********* ***** ***** ******* as an ******* ****** during the ********* ******.  CSG shall also have the right to ****** the ********** ********* ***** ********* ******* ******* ****** ************* over the ********* ********* **** in the event that ******** ******* any ********* ***********.  Such ********* to the ********** ********* ***** ********* ******* ******* ****** will be calculated by *********** the ****** ****** of ******** ********* *********** at the **** ** *********** by $****** and ******** the ********* ******* ******* ****** ********** with the ********** ********* ***** by such amount through the expiration of the ********* ****.

In the event this Agreement is terminated, except for the limited scenario in which CSG terminates this Agreement without cause prior to the expiration of the ********* ****, Customer shall ******* ** ******** to a ****** *** any ******* ******* of the ********** ********* ***** because it shall *** **** *** the ********** of this Agreement necessary to **** *** ********** ********* *****.  If CSG does terminate this Agreement without cause prior to expiration of the ********* ****, then, in addition to any other rights and remedies Customer may have for such termination, Customer shall be entitled to an ******* ****** as ********** by the following: the ****** ** ********* ********* *********** at the **** ** *********** ********** ** $****** ********** ** the ****** ** ****** ********* ** *** ********* ****, subject to any limitations and ********** as described above if ********* *********** are **** **** ***** ********* ********** levels corresponding with resulting levels at each ********** **** at the time of termination.

CSG and Customer agree, as of the Effective Date of the Fifty-ninth Amendment, Customer shall no longer be provided an ********* ***** for any conversion which occurred prior to ******* *, ****.

17.  CSG and Customer agree the Minimum Commitment and Interim Determination sections within Schedule F, FEES CSG SERVICES, Section I., “Processing,” Subsection a) “Non-Rated Video, Non-Rated High Speed Data, and Telephony” shall be deleted in their entirety and replaced with the following:

Minimum Commitment.  Subject to the Acquisition and Divestiture Exceptions described below, Customer has agreed to ******* * ******* ****** of *********** ********** ****** for the period of ******* *, ****, through ******** **, ****.  If Customer fails to achieve the Minimum Commitment by ******** **, ****, Customer shall pay CSG an amount equal to (i) the then ******* **** ** *** **** ********** by (ii) the *********** ******* ** t** ******* ********** (“Minimum Commitment True-up”).  Such Minimum Commitment True-up shall be invoiced no later than ******* **, ****, and paid in accordance with section 5.2, "Invoices and Payment," of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions  of the Agreement.

Customer and CSG agree the Minimum Commitment shall be subject to adjustment for *********** and *********** activity that may occur subsequent to the **** ***********.  The Minimum Commitment shall be ********* in the case of an *********** ** *********** for whom CSG is *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** and ********, excluding ***** *** **** ********, under ******* ********* that are ************* ******* to the ***** *** **** ******** defined in Section **** (*) and such subscribers are ******* ***** **** ********* as ********* ***********.  The amount of the ******** to the ******* ********** will be determined by *********** the ****** ** ******** *********** at the time they are ******* ***** **** ********* as ********* *********** ***** the ****** of ***** ****** ********* ** ******** **, ****, and ****** the ****** ** *** ******* ******* **********.  The Minimum Commitment shall be ******* in the case of a *********** of ********* ***********. The amount of the ********* to the Minimum Commitment will be determined by *********** the ****** of ********* *********** at the time that such are ** ****** ********* *********** under **** ********* ***** the ****** of ***** ****** ********* ** ******** **, ****, and *********** the ****** **** *** ******* ******* **********.

18.  CSG and Customer agree that Schedule F, "Fees," of the Agreement shall be amended as follows:

A.   The following paragraphs to Schedule F related to Basic Services Charge ("BSC") and Voice Services Fee ("VSF") after the paragraphs entitled "Fees, Quotes, SOW, and Other Conditions":

• CSG and Customer agree to eliminate the *** resulting in a ******** **** per ********* ********** for Non-Rated Video, Non-Rated High Speed Data and Telephony.  Such ******** **** shall continue to be referred to as the ***** ******** ****** (*****).  As a point of clarification, in the event that a Connected Subscriber is utilizing several services (e.g., Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services) on a single subscriber account on the last processing day of a processing month, such Connected Subscriber shall be counted as *** (*) ********* **********.  However, in the event that a Connected Subscriber is utilizing several services (e.g., Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services services) on ***** (*) ******** ********** ******** on the last processing day of a processing month, such Subscriber shall be counted as ***** (*) ********* ***********.

Any previous references to Voice Services ("VSF") throughout the Agreement shall be replaced with Basic Services Charge ("BSC") as of the Effective Date of the Fifty-ninth Amendment.

B.  The following services identified by item 23 below shall be unbundled from the BSC for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services and as a result shall no longer be included in the Monthly BSC, shall  be invoiced separately for the fees set forth in Schedule F of the Agreement as amended and shall be deleted from the list of included items:

23.  AESP Statement Processing (First Physical Page (Duplex) Black Print Only.  Includes Generic Statement Paper, Generic Carrier Envelope, Generic Remittance Envelope, Insertion of the Statement and Remittance Envelope, and Mail Handling) (refer to Section III.A under CSG SERVICES for items that are billed separately and excluded from the BSC)

C.   Schedule F, FEES, CSG SERVICES, Section I entitled “Processing,” subsection a.i entitled “Basic Services Charge,” tiered pricing and associated notes shall be deleted and replaced with the following tiered pricing table and associated notes:

i)   Basic Services Charge (“BSC”) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber) (Note 1).  Customer shall pay CSG the BSC ******* calculated pursuant to the row in the table immediately below, which corresponds to the total number of Connected Subscribers in such month.

BSC Rate Table

Description of Item/Unit of Measure	Frequency	Fee
Tier I.: Below ********* Connected Subscribers	*******	$******
Tier II: ********* to ********* Connected Subscribers	*******	$******
Tier III: ********* to ********* Connected Subscribers	*******	$******
Tier IV: ********* to ********* Connected Subscribers	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
Tier V: ********* t0 ********* Connected Subscribers	*******	$******
Tier VI: ********* to ********* Connected Subscribers	*******	$******
Tier VII: ********* to ********* Connected Subscribers	*******	$******
Tier VIII: ********* to ********* Connected Subscribers	*******	$******
Tier VIII: ********* to ********* Connected Subscribers	*******	$******
Tier IX: ********* to ********* Connected Subscribers	*******	$******
Tier X: ********* to ********* Connected Subscribers	*******	$******
Tier XI: ********** and greater Connected Subscribers	*******	$******

Note 1: The BSC Tiers, as set forth in the table above, are intended to be cumulative and not incremental.  For example, if Customer has ********* ********* *********** in the current billing *****, the BSC on all *** ******* (*********) ********* *********** will be $****** per ********* **********.  As a point of clarification, in the event that a Connected Subscriber is utilizing several services (e.g., Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services) on a single subscriber account on the last processing day of a processing *****, such Subscriber shall be counted as *** (*) ********* **********.  However, in the event that a Connected Subscriber is utilizing several services (e.g., Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services services) on ***** (*) ******** ********** ******** on the last processing day of a processing *****, such Connected Subscriber shall be counted as ***** (*) ********* ***********.

Notwithstanding the foregoing BSC Rate Table above,  CSG agrees that in the event Connected Subscriber volumes fall below the level measured as of the Effective Date of the Fifty-ninth Amendment (“Subscriber Volume Benchmark”), and such Connected Subscriber volume decreases are directly attributable to the **** ***********, CSG will provide an ********* in the *********** of the ********* ********** ****** tier rates identified in the BSC Rate Table above during a ************* ********* ******.  “**** ***********” shall mean closure of the transaction made public on ***** **, ****, between ******* *********** and ******* ************** which results in ******** ********* and ********* *********** upon its close which is expected to be in ****.  For purposes of the BSC, ********* ****** shall mean the period beginning with the ***** that ********’* ***** ********* ********** ****** ***** ***** the ********** ****** ********* as a result of the **** *********** and ****** with the ********** (****) ***** thereafter.  In the event that the transition of billing services related to the **** *********** is ******** by the parties involved, Customer may ****** the ********* ****** for a corresponding period not to exceed up to *** (*) ****** by providing written notice to CSG, but in no case shall the ********* ****** be more than *********** (**) ****** from the period beginning with the month that Customer’s ***** ********* ********** ****** ***** ***** the ********** ****** ********* as a result of the **** ***********.

During the ********* ******, Customer’s ********* ********** ****** is expected to be ******* as a result of the **** ***********.  In the event that Customer’s ********* ********** ****** is *******, Customer will nonetheless be ******** the *** **** ************ with the ********** ****** ********* as long as such ********* ********** ****** stays ***** **** ******* **** ******* ******** (*********) ********* ***********. If at any time during the ********* ******, Customer’s ********* ********** ****** ***** ***** **** ******* **** ******* ******** (*********), the BSC rate corresponding to the ***** ****** ** ********* *********** for that ********** ******* ****** will be ******** ******** to the ********* ********** ****** ***** as provided in the BSC Rate Table.  Customer will continue to pay the corresponding rate for ********** ****** in which ********* ********** ******* are ***** **** ******* **** ******* ******** (*********) and will pay the applicable rate for the ********** ****** ********* if Customer’s ********* ********** ****** ********* ***** *********, but not ***** the ********** ****** *********.  Conversely, if Customer’s ********* ********** ****** ********* ***** the ********** ****** *********, Customer will be invoiced at the ************* **** as provided in the BSC Rate Table for that respective billing period and for any ****** *****(s) that the ********* *********** ****** the tier ********** by the ********** ****** *********.

During the ********* ******, if applicable, and in the event that Customer’s ****** ********* ********** ****** ***** ***** the ********** ****** ********* and Customer is *********** being ******** the BSC rate ************ with the ********** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********, CSG will ***** *** ********** or ********* *** from Customer on a ********** ***** (******* **********).

Example: Customer’s Connected Subscriber volume is **** ******* ***** ******* ******** (*********) in the ***** ***** of the ********* ******; the BSC rate from the BSC Rate Table for this ********* ********** ****** is $******.  Customer’s ********** ****** ********* was determined to be *** ******* **** ******* ******** (*********); the BSC rate from the BSC Rate Table for this ********* ********** ****** is $******.  In this example, Customer would be invoiced $************ (********* ********* *********** * $******) for the BSC.  The ****** ********* for this ***** would be $********** (********* ********* *********** * ($*******$******)).  This process and calculation of the ****** ********* would continue and would accumulate on a ********** basis during the ********* ******.

It has been contemplated by the Parties that there may be ********* ********* *********** during the ********* ****** for which a ********** ********* ***** would apply.  CSG shall have the right to apply any ********** ********* ***** against the balance of the ****** ********* during the ********* ****** prior to any ********** ********* ***** ******* ******* being applied to Customer’s *******.  In the event that the ****** ********* has a balance at the end of the ********* ******, Customer agrees to *** *** for **** ******* in accordance with section 5.2, "Invoices and Payment" upon presentation by CSG of an invoice in such amount.  Notwithstanding the foregoing, CSG agrees to work in good faith with Customer to determine an alternate ****** ********* ************* **** if requested by Customer at the end of the ********* ******; however, any alternate reimbursement plan shall be at CSG’s sole discretion.

D.  As a result of CSG and Customer amending the Agreement to add Product Configurator- Promotions, Financial Forecaster, Vantage Updates Optional Table, Separate Cycle, Flexible Release, Schedule F, FEES, CSG SERVICES, Section I.a, shall be amended to add the following new Products and Services, to the section identifying inclusions in the BSC:

• Product Configurator – Promotions (******* Per ********** Fee)
• Financial Forecaster (******* Support Fee for the Daily or Weekly Delivery Plan)
• Vantage Updates Optional Tables (******* Processing Fee)
• ******** ***** (support and maintenance)
• ******** ******* (plus ***** ****** Support *****)

E.  Schedule F, FEES, CSG SERVICES, Section I.a, shall be amended to add the following items to the section identifying inclusions in the BSC and, as a result, these items and identified fees shall be included in the *** and shall ** ****** ** ******** ********** to Customer:

• Mass Change Platform (****** Access Fee) (Refer to Section I.J under CSG SERVICES for items that are billed separately and excluded from the BSC)
• Order Work Flow (******* Per ********** Fee)
• Product Configurator – ESE (******* Per ********** Fee)
• Vantage Plus Archives (******* Storage Fee) (Refer to Section II.B.C under CSG LICENSED PRODUCTS for items that are billed ********** and ******** from the ***)
• Customer Value Optional Table in CSG Vantage (******* Support Fee) (Refer to Section II.A.O under CSG LICENSED PRODUCTS for items that are billed ********** and ******** from the ***)
• Vantage Delete Records Maintenance (******* Support Fee) (Refer to Section II.A.M under CSG LICENSED PRODUCTS for items that are billed ********** and ******** from the ***)
• Vantage Mail Trace Storage (******* Storage Fee) (Refer to Section III.A.7.d under CSG SERVICES for items that are billed ********** and ******** from the ***)

F.  As a result of the elimination of the VSF incremental fee and its application to the BSC, subsection a.ii entitled “Voice Services Fees (“VSF”) (incremental to the BSC)” under Schedule F, FEES, CSG SERVICES, Section I entitled “Processing,” shall be deleted in its entirety and replaced with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ii.   Intentionally Left Blank

G.  Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Direct Solutions (Print and Mail), Subsection 2) Statement Processing, shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
2) Statement Processing:

a)First Physical Page (Duplex, Black Print Only).  Includes laser imaging, mail handling and automated insertion of statement page and remittance envelope (if any).  Excludes ********* and ******* (per *********, per ****** *********).

	*******	$******
b)Additional Physical Page (Duplex, Black Print Only). Includes laser imaging and automated insertion of statement page. Excludes ********* (per ******** ****, per ****** *********).	*******	$******
c)Additional Logical Page-Ad/Coupon-Grayscale Ad Pages (per ******* ****, per ****** *********) (Note 6)	*******	$******
d)Additional Logical Page-Ad/Coupon-SmartColor Ad Pages (per ******* ****, per ****** *********) (Note 6)	*******	$******
e)Composition Fee – for data processing and statement composition where printing is suppressed (per ********** *********, per ****** *********)	*******	$******

Note 6:  Additional Logical Page – Ad Page/Coupon is only available for customers using AESP or Enhanced Past Due Notices.  An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used.  This page may be duplexed, but only text may be printed on the back side.  Setup and changes to this page are billed at the Development and Programming rate, as set forth in the table above.  If the ad page/coupon page is printed on an additional physical page, Customer shall be charged the Additional Physical Page rate, and the applicable Paper rate, as set forth in the table above, in addition to the Additional Logical Page-Ad/Coupon rate.

H.  Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Direct Solutions (Print and Mail) Subsection 6) Inserts, subsection b) Processing (******* of * inserts per *********), shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
b)Processing: (******* of * inserts per statement)
i)Non-CSG Printed Inserts – machine insertion (per ******, per ****** *********).	*******	$******
ii)CSG Printed Inserts – machine insertion (per ******, per ****** *********)	*******	$******
iii)Manual Insertion Fee (statements of more than ****** (**) physical pages if bi-fold or **** (*) physical pages if tri-fold) (per *********, per ****** *********).	*******	$******

I.   Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Direct Solutions (Print and Mail) Subsection 8) Custom Paper and Custom Envelopes (Statements, Customer Letters and Past Due Notices (Note 9) shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
8)Custom Paper and Custom Envelopes: (Statements, Customer Letters and Past Due Notices) (Note 9)
i)Statement Paper – 24# plain white with one perforation (required for SmartColor printing) (per ****, per ****** *********).	*******	$******
ii)Other Paper	*** *******	*****
iii)#10 Carrier Envelope – CSG standard #10 carrier envelope with one poly-covered window (per ********, per ****** *********)	*******	$******
iv)Other Carrier Envelopes	*** *******	*****
v)#9 Remittance Envelope – CSG standard #9 envelope with one open window (per ********, per ****** *********)	*******	$******
vi)Other Remittance Envelopes	*** *******	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
vii)Other Miscellaneous Shipping Materials (per ****, per ****** *********	*** *******	*****
viii)Custom Paper set-up/Revision	*** *******	$********

Note 9:  In the event Customer desires to purchase custom materials other than those provided for in this section, CSG shall provide Customer with a quote which shall be based on Customer’s specifications to include paper weight, number of preprinted colors, and order quantity.  ******** shall provide ******* ******** of ***’* ***** ***** to ***’* *********** of such ****** *********.  As a point of clarity, ********* *** ***** *** *** ******** * *****, for which ******** *** ***** ******** and that are **** ** ********** is subject to the provisions of the Section 5.3, Adjustment to Fees, of the Agreement.

J.   Schedule F, FEES, CSG SERVICES, Section III., Payment Procurement, Direct Solutions, (Print and Mail), Note 9, shall be deleted in its entirety.  As a result of unbundling the Statement Processing from the BSC as described above in this Amendment, CSG and Customer acknowledge that previously, when Materials were bundled in with the statement processing fees, Customer was ********* ** ******* ****** for the ***** ** *** ******* *********.  Because Materials are being unbundled from processing fees (with respect to statements), Customer is ** ****** ******** ** ******* ***** *******.  For clarity, the invoice descriptions and *******, which shall no longer appear on Customer’s invoices, are:

• Generic Paper ******
• Generic Carrier Envelope ******
• Generic Remit Envelope ******

Additionally, Customer acknowledges that when statement processing fees included Materials, if Customer suppressed the insertion of a remittance envelope, Customer was ********* ** ******* ****** for the ****** ** ********** ********* *** ****.  With the unbundling of Materials from the statement processing fees, CSG will invoice Customer for the ***** ****** ** ********** ********* ****; therefore, Customer will ***** ********* *** ******* ******.  For clarity, the invoice description which shall no longer appear on Customer’s invoices is Selectable Business Return Env ******.

K.   Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Direct Solutions (Print and Mail) shall be amended to add the following Note:

Note: CSG shall *** ****** ******** *** *** ******** *** ********** ********, including all programming and implementation, necessary for CSG to accept Customer’s statement data (flat file format) in order to process, print and mail all hard copy bill statements using Customer’s existing SmartColor statement format, and to electronically archive Customer’s printed and print suppressed bill statements.  Such services shall be limited to sites/markets of Customer not currently processing on CSG’s billing platform.  Any other start-up and/or conversion services requested by Customer, or any requests by Customer to make modifications to Customer’s existing SmartColor statement format shall be subject to Customer’s then-current rate for such services.  Further, any requests by Customer received after completion of the conversion services and upon production of the first “live” hard copy bill statement for each site/market shall be subject to Customer’s then-current rate for such services.  All start-up and conversion services, and the associated fees, if any, shall be set forth in a mutually agreed upon Statement of Work.

L.   Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Care Express (Electronic Bill Presentment) shall be deleted in its entirety and replaced with the following:

Care Express (Electronic Bill Presentment) (Note 2)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation Services	*** *******	*****
2.Online Bill Payment (per ***********)	*******	(**** *)
3.Ongoing Web Page Maintenance and Programming Services (******* *** (*) ****	*** *******	*****

Note 1:  CSG’s credit card processing services are required for Electronic Bill Presentment.

Note 2: Prior to the Fifty-ninth Amendment, Customer was being charged $****** for each Electronic Bill Presentment ********** that was also ********* * ******* *********.  As a result of Customer’s statement processing being unbundled from the BSC in the Fifty-ninth Amendment, Customer will be charged for each ********* ********** *******.  Accordingly, Customer shall no longer be assessed the fee for subscribers utilizing *** (*) ******* *******.  The invoice description which shall no longer appear on Customer’s invoices is ******** **** ***** **** **** ******* ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

M.  CSG anticipates that Customer will require archival services for its sites/markets not processing on CSG’s billing platform.  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section I, Call Center, Line 10 Statement Archival, shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
10. Statement Archival (Note 2)
•****** (**) ****** of online statement image storage – CSG billing platform markets only (per **** *********) (Note 2)	*******	$******
•****** (**) ****** of online statement image storage - markets not processing on CSG’s billing platform only (per *********) (Note 12)	*******	$******

Note 2:  Statement image history is not immediately available and such availability requires a “ramp-up” period (i.e. ****** (**) ****** of statement image history will not be available on-line until the ******* (****) ***** following initiation of statement archival services).

Note 12:  CSG shall provide start-up services for markets not processing on CSG’s billing platform in accordance with the terms provided in this Amendment for such services.

N.  CSG agrees to provide Customer with a ******* *** for the ******* processing fee for Message Manager, as provided in the Nineteenth Amendment (CSG Document No. 2310423).  As a result, Schedule F, FEES, CSG SERVICES, Section III. Payment Procurement, Subsection 7) Other Print and Mail Ancillary Services, shall be amended as follows to reset the "Message Manager Processing Fee" to what was ********** ******** ***** ** *********** ** *** ***********:

Description of Item/Unit of Measure	Frequency	Fee
2. Message Manager Processing Fee (per *********) (Note 5)	*******	$******

O.  CSG agrees to provide Customer with a reduced fee for the Test Production System Access subscribers in excess of *****.  As a result, Schedule F, FEES, CSG SERVICES, Section I entitled “Processing”, Subsection a entitled “Non-Rated Video, Non-Rated High Speed Data, and Telephony,” Subsection iii entitled “Other Primary Services for Non-Rated Video and Non-Rated High Speed Data,” Subsection C entitled “Test Production System Access” shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
C.Test Production System Access: (Note 1)
1.Subscribers in excess of ***** (per ********* **********) (Note 2)	*******	************ ***
2.Support (per ******/per ****)	*** *******	$********

Note 1:  These fees shall not be charged unless Customer exceeds the level of test production benefits described above in the Section I.a.ii describing inclusions in the BSC.

Note 2: For clarification purposes, the rate will be determined based upon the ******* calculated BSC pursuant to the row in the table set forth above in Section I.a.i, which corresponds to the total number of Connected Subscribers in such month.

P.  CSG and Customer agree to convert the pricing methodology for certain ancillary voice and telephony and usage interface services from individually separate rates into *** ******** ******* rate which will be based on ******* ***** Connected Subscribers.  As a result, Schedule F, FEES, CSG SERVICES, Section I. entitled “Processing,” Subsection a) entitled “Non-Rated Video, Non-Rated High Speed Data, and Telephony,” Subsection c) entitled “Ancillary Voice Services,” shall be amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee

J.   ACP Voice Support Fee (Note 1)

******* Fee includes the following:

▪SODI Maintenance (up to **** (*) *********)

▪SODI Operations Support (up to **** (*) *********)

▪CDR Repository Database Support (up to *** (*) ********)

▪CDR Production Support (up to ********** (**) *****)

▪MSAG Support (up to ********* (**) ***** *****)

▪Automated Third Party Verification Maintenance (up to *** (*) *********)

	*******	$*********

Note 1: The Services comprising the ACP Voice Support Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.  Due to the Services being included within

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

the ACP Voice Services Fee, such Services will no longer appear on Customer’s invoices as separately billed items, unless Customer’s use of the Services are beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer as mentioned in the below two paragraphs.  The “ACP Voice Services Fee” will appear on the Customer’s ******* invoice.

CSG and Customer acknowledge that the ACP Voice Services Fee was determined based on the Customer’s ******* ******* ******* ******* ****** the *** (*) ***** period ********* the Effective Date of the Fifty-ninth Amendment.  As such, Customer agrees that in the event of ********* ******* and/or usage of the underlying included Services, in excess of what is provided under the Agreement, used to formulate such ******* ACP Voice Services Fee, the Parties shall work in good faith to negotiate a ************ ******** to the then ******* ******* ACP Voice Services Fee, but in no case more than ***** (**) **** of the date of CSG’s notification to Customer of such event (email is sufficient).

CSG and Customer further acknowledge that the ACP Voice Services Fee was determined based on the ******** ************************** existing at the time of the Effective Date of the Fifty-ninth Amendment.  As such, any ************************* ******* and/or ********** ******** ********* ***** above and beyond what is listed above as inclusions in the ACP Voice Services Fee shall be charged at the then current corresponding contractual rate.

Q.  CSG and Customer agree to convert the pricing methodology for certain ancillary voice services from individually separate rates into one combined rate per Connected Subscriber.  As a result, Schedule F, FEES, CSG SERVICES, Section I entitled “Processing,” Subsection a) entitled Non-Rated Video, Non-Rated High Speed Data, and Telephony,) Subsection c) entitled “Ancillary Voice Services,” shall be amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee

K.   ACP Voice Usage Services Fee (per ********* **********) (Note 1)

******* *** includes the following:

▪Voice Data Storage

▪Processed Records-Gated & Filtered

▪EPS Processing

▪ERS User (per **** greater than ***** (*) *****) (Note 2)

	*******	$******

Note 1: The Services comprising the ACP Voice Usage Services Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.  As a result of the Services being included within the ACP Voice Usage Services Fee, such Services will no longer appear on Customer’s invoices as separately billed items, unless Customer’s use of the Services are beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer as mentioned in the below two paragraphs. The “ACP Voice Usage Services Fee” will appear on the Customer’s ******* invoice.

CSG and Customer acknowledge that the ACP Voice Usage Services Fee was determined based on the Customer’s ******* ******* invoice charges during the *** (*) ***** period ********* the Effective Date of the Fifty-ninth Amendment.  As such, Customer agrees that in the event of ********* ******* and/or usage of the underlying included Services, in excess of what is provided under the Agreement, used to formulate such ******* ACP Voice Usage Services Fee, the Parties shall work in good faith to negotiate a ************ ******** to the then ******* ******* ACP Voice Usage Services Fee, but in no case more than ***** (**) **** of the date of CSG’s notification to Customer of such event (email acceptable).

CSG and Customer further acknowledge that the ACP Voice Usage Services Fee was determined based on the existing configurations/environment existing at the time of the Effective Date of the Fifty-ninth Amendment.  As such, any configuration/environment changes and/or additional Customer requested items above and beyond what is listed above as inclusions in the ACP Voice Usage Services Fee shall be charged at the then current corresponding contractual rate.

Note 2:  Upon the Effective Date of the Fifty-ninth Amendment, that certain Letter of Authorization dated November 24, 2014 regarding "Additional ESR Users" (CSG document no. 4101077) is cancelled and of no further force or effect.

R.  CSG and Customer agree to convert the pricing methodology for the “End to End Testing and Pricing End to End Test Environment” such that certain products and services billed as individually separate rates shall be combined into *** ******* rate.  As a result Section 8(ii) of the Fifteenth Amendment (CSG Document No. 2306672) as amended by the Seventeenth Amendment (CSG Document No. 2307468), the Thirty-Second Amendment (CSG Document No. 2313710) and the Forty-Fourth Amendment (CSG Document No. 2503969) shall be amended to ******** the ******* support fee of $********* by $******** to $********* to include Customer’s Configuration Compare Report, ******* Backoffice Support and SmartLink Sandbox Environment Support. Additionally, for clarification purposes, the following table and accompanying notes shall be added to Section 8(ii):

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee

Test Environment Support Services Fee (Note 1)

******* Fee includes the following:

▪End to End Test Environment Support

▪Configuration Compare Report

▪******* Backoffice Support

▪SmartLink Sandbox Environment Support

	*******	$*********

Note 1: The Services comprising the Test Environment Support Services Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer.   As a result of the Services being included within the Test Environment Support Services Fee, such Services will no longer appear on Customer’s invoices as separately billed items, unless Customer’s use of the Services is beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer as mentioned in the below two (2) paragraphs.  The “Test Environment Support Services Fee” will appear on the Customer’s monthly invoice.

CSG and Customer acknowledge that the Test Environment Support Services Fee was determined based on the Customer’s ******* ******* invoice charges during the *** (*) ***** period preceding the Effective Date of the Fifty-ninth Amendment.  As such, Customer agrees that in the event of significantly ********* ******* of the underlying included Services used to formulate such ******* Test Environment Support Services Fee, the Parties shall work in good faith to negotiate a commensurate ******** to the then ******* ******* Test Environment Support Services Fee, but in no case more than ***** (**) **** after the date of CSG’s notification to Customer of such event (email is sufficient).

CSG and Customer further acknowledge that the Test Environment Support Services Fee was determined based on the existing configurations/environment existing at the time of the Effective Date of the Fifty-ninth Amendment.  As such, any configuration/environment changes and/or additional Customer requested items above and beyond what is listed above as inclusions in the Test Environment Support Services Fee shall be charged at the then current corresponding contractual rate.

S.  CSG and Customer agree to the following changes as it relates to Customer’s CSG SmartLink® BOS ("SLBOS") services as provided by the Agreement and amended by the Fifteenth Amendment (CSG Document No. 2306672) and further amended by the Forty-Second Amendment (CSG Document No. 2503374) and Event Notification Interface (ENI) as provided by the Fourteenth Amendment (CSG Document No. 2305476):

i.   Customer’s CSG SmartLink® BOS ("SLBOS") methodology shall be converted from SLBOS Transactions per Peak Hour ("TPPH") to SLBOS Transactions per Second ("TPS").

ii.   SLBOS and ENI separately invoiced rates shall be combined into one combined ******* rate.

iii.   Customer shall be provided with additional capacity within the newly combined respective capacity tiers.

iv.  Therefore, Schedule F, FEES, CSG SERVICES, Section II. entitled “Interfaces,” Subsection C entitled “SmartLink BOS,” and Subsection G entitled “Event Notification Interface ("ENI")” shall be deleted in its entirety and replaced with the following:

C.   CSG SmartLink® BOS and Event Notification Interfaces (Note 1)

Description of Item/Unit of Measure		Frequency	Fee
1.Installation and Startup (Note 2)		*** *******	***** ***** ** $******
2.Interface Development and Technical Services (Note 3)		*** *******	***** ***** ** $******
3.Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 4)		*** *******	***** ***** ** $******
Processing Capacity Tiers
SmartLink BOS ************ per ****** ("TPS") (Note 5) (Note 6) (Note 7)	Event Notification Interface Transactions (Note 9)	Frequency	Fee
▪Up to ** TPS	(Note 8)	*******	******** ** ***
▪From ** TPS to ** TPS	and up to ********* transactions	*******	$*********
▪From ** TPS to ** TPS	and up to ********* transactions	*******	$*********
▪From ** TPS to *** TPS	and up to ********* transactions	*******	$**********
▪From *** TPS to*** TPS	and up to ********* transactions	*******	$**********
▪From *** TPS to *** TPS	and up to ********* transactions	*******	$**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

▪From *** TPS to *** TPS	and up to ********** transactions	*******	$**********
▪ *** TPS +		*******	*****

Note 1: CSG will support only the current release plus the ***** (*) ***** ******** of SmartLink BOS at any given time as such versions are defined by CSG, in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SmartLink BOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: Installation and startup services.  All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Interface Development and Technical Services.  Quote relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications.  All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Interface Certification Services for Non-Supported Third Party Applications.  Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces.  The standard interface certification services shall be quoted using a ***** ***** (**) ***** per ***********. Additional fees will be charged to implement the transaction(s) into each applicable environment; such hours can also be drawn from the ***** ******** (*****) *** ***** of Technical Services referenced in Section 3.2 of the Agreement.  The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the ****** **** *********** of Customer’s ***** ***** ************.  Any services in relation to the ****** **** *********** of ***** ***** ************ and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5:  In the event that Customer is processing in excess of the TPS Tier Processing Level for which Customer is then paying fees  (the “Then-Current Tier”) for a total of **** (*) **** during any ******* *****, for ***** (*) *********** ******* ******, with measurements taken over ***** (**) ****** *********, then CSG shall provide Customer notification of such overage and commencing with the ***** ******* *****, Customer agrees to be invoiced at the fees associated with the higher TPS Tier Processing Level.  Thereafter, Customer will continue to be invoiced at the fees set forth above for the higher TPS Tier Processing Level for the ********* **** ** *** *********, unless and until Customer’s processing again exceeds the Then-Current Tier, at which time the process described in this Note 5 shall  be repeated.  For clarification, purposes, an incremental invoicing shall be effective in the ***** ******* ***** of the ***** (*) *********** ******* ******* measurement in which Customer exceeded the Then-Current Tier.  To confirm that CSG has the proper operating environment in place to support Customer, Customer shall provide CSG with a written SmartLink BOS request ****** ******** prior to the ***** *** of each ******** ******* (the ****** *********).  Such ******** for each ***** shall be an ********* ****** for a **** **** of the ***.

Note 6: TPS hourly measurements will consist of ******* ************ taken over ***** (**) ****** ********* between the times of ******** * ******** Central Time (***** ******).  Customer’s TPS Processing Level outside of **** ***** shall not exceed ***** the *** ********** ***** of the ****-******* **** (********* *** ****).  If Customer exceeds the ******** *** ***, the Parties agree to work together in good faith to address Customer’s requirements.

Note 7: SmartLink BOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s telephony APIs, (iii) any CSG Products or Services using SmartLink BOS, or (iv) transactions associated with the CTER environment.

Note 8:  In the event Customer’s SLBOS TPS usage level falls to the ** ** ** TPS Tier Processing Level, Customer will be ******** ********** (i.e., *********** ** *** ******* *** *** ***** ** *** ***** *****) for all ENI Transactions processed that ***** based on $****** per *** ***********.

Note 9:  In the event that Customer is processing ENI transactions in excess of the then-current TPS Tier Processing Level for which Customer is then paying fees, Customer will be ******** ********** (i.e., *********** ** *** ******* *** *** ***** ** *** ***** *****) at the rate of $****** per *** *********** in excess of such then-current TPS Tier Processing Level.

T.  CSG agrees to provide Customer with a reduced fee for Care Express® (Consolidator Services).  As a result, Schedule F, FEES, CSG SERVICES, Section III entitled “Payment Procurement”, Subsection C entitled “Care Express (Consolidator Services),” the line item for Consolidator Services shall be deleted in its entirety and replaced with the following row:

Description of Item/Unit of Measure	Frequency	Fee
•Consolidator Services (per ***********) (Note 2)	*** ***********	$******

U.  Customer desires to use and CSG agrees to provide Customer with a block of prepaid Annual Consulting Hours subject to the terms and conditions prescribed by section 3.2 of the Agreement. As a result, Schedule F, FEES, CSG SERVICES, Section VI entitled “Technical Services”, is amended to add the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** Consulting *****: (Note 1) (Note 2)

Calendar Year	Committed Hours
-Year 1: ******* *, **** to ******** **, ****	******
-Year 2: ******* *, **** to ******** **, ****	*****
-Year 3: ******* *, **** to ******** **, ****	*****
-Year 4: ******* *, **** to ******** **, ****	*****
-Year 5: ******* *, **** to ******** **, ****	*****

Note 1: The rates for the ****** ********** ***** shall be $****** per **** subject to annual Adjustment to Fees pursuant to section 5.3.

Note 2: The ****** Consulting ***** Fees identified herein are non-refundable and are a commitment by Customer for payment regardless of Customer’s use of the ****** Consulting *****. Any unused ****** Consulting ***** at the end of a ******** **** shall be forfeited and shall not be carried over to the next ******** **** except as follows: **** ** *** ******* (**%) carryover into **** * for a maximum of ***** hours in **** *; **** *, *** ******* (**%) carryover into **** * for a maximum of ***** hours in *; and **** *, *** ******* (**%) carryover into **** * for a maximum of ***** hours in **** *.  Any Technical Services hours used by Customer in excess of the then-current Annual Consulting Hours shall be paid at the then current rate set forth in Schedule F for Technical Services Hours pursuant to a mutually agreed Statement of Work.

V.  CSG and Customer agree that as a result of adding the ******** ******** a certain amount of support services will be required subject to the terms and conditions prescribed by Section 8 of the Fifty-ninth Amendment.  As a result, the fee table within Schedule F, FEES, CSG SERVICES, Section VI entitled “Technical Services”, is amended to add a new line item C. entitled “Annual Support Hours (per person, per hour)” as follows:

Description of Item/Unit of Measure	Frequency	Fee
C. ****** Support ***** (per ******, per ****)	*** *******	$********

W.  CSG and Customer agree to convert the pricing methodology for the Terminal Control Block ("TCB") Products from individually separate rates into one (1) combined monthly rate, which will be based on monthly total Connected Subscribers.  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section I entitled “Call Center, Installation and Other Associated Items,” Subsection 11 entitled “CSG’s IP Gateway Solution,” and the associated Note 4 shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
11. CSG’s IP Gateway Solution
a)TCB Support Fee (per ********* *********r)	*******	$******
b)Installation (per ****** ******) (Note 4)	Per *******, Per ****	$********

Note 4:  All installation services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.  CSG agrees to ***** *** ************ *** for a newly converted site that is installing CSG’s IP Gateway Solution in conjunction with ACSR.  The services comprising the TCB Support Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such services to Customer.  Accordingly, such Services will no longer appear on Customer’s invoices as separately billed items, unless Customer’s use of the Services is beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by Customer as mentioned in the below two (2) paragraphs, and instead the “TCB Support Fee” will appear on Customer’s monthly invoice.

CSG and Customer acknowledge that the TCB Support Fee was determined based on Customer’s ******* ******* invoice charges during the *** (*) ***** period preceding the Effective Date of the Fifty-ninth Amendment.  As such, Customer agrees that in the event of significantly ********* ******* of the underlying included Services used to formulate such ******* TCB Support Fee, the Parties shall work in good faith to negotiate a commensurate ******** to the then current ******* TCB Support Fee, but in no case more than ***** (**) **** following the date of CSG’s notification to Customer of such event (email is sufficient).

CSG and Customer further acknowledge that the TCP Support Fee was determined based on the existing configurations/environment existing at the time of the Effective Date of the Fifty-ninth Amendment.  As such, any configuration/environment changes and/or additional Customer requested items above and beyond what is listed above as inclusions in the TCB Support Fee shall be charged at the then current corresponding contractual rate.

X.  CSG agrees to provide Customer with a reduced fee for the AOI API Maintenance and the additional Customer-selected third party application (SimpliCTI).  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section I entitled “Call Center, Installation and Other Associated Items,” Subsection 13.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Entitled “AOI API Maintenance,” and the associated Note 5, shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
13. AOI API Maintenance (per ***********, per ****** **********) (Note 5)	********	$********

Note 5: CSG will provide the Customer with access to the AOI for use with third party vendors. This fee shall provide for the maintenance and support of the AOI with  Home Delivery SimpliCTI applications.

Y.  CSG agrees to provide Customer with a reduced fee for the CSG Vantage AESP MessageLink.  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section II entitled “Advanced Reporting”, Subsection A entitled “Vantage,” shall be amended by deleting the entire row for subsection b. under K. 1. entitled “Vantage AESP MessageLink and replacing it with the following:

Description of Item/Unit of Measure	Frequency	Fee
b. Processing (per ********* **********)	*******	$******

Z.  CSG agrees to provide Customer with a reduced fee for the CSG Vantage Plus Monthly Fee.  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section II entitled “Advanced Reporting”, Subsection B entitled “CSG Vantage Plus,” shall be amended by deleting subsection B. entitled ******* Fee includes the following: and replacing it with the following:

Description of Item/Unit of Measure	Frequency	Fee

******* Fee includes the following:

•*** ******* (***) concurrent user IDs

•***** (** reports)

•Standard report retention:

•******* Reports – ** ****

•***** Reports – * ****

•****** Reports – ** **** (optional)

•Vantage Near Real Time Tables (Note 6)

	*******	$*********

AA.  CSG and Customer agree to convert the pricing methodology for Workforce Management from a per Connected Subscriber methodology to a per Technician methodology.  As a result, Schedule F, FEES, CSG LICENSED PRODUCTS, Section III. entitled “Workforce Management,” Subsection A entitled “Workforce Management,” shall be deleted in its entirety and replaced with the following:

A.  CSG Workforce Express® (WFX)

Description of Item/Unit of Measure	Frequency	Fee
1.Workforce Express (Note 1)
a.Workforce Express ******* Fee (per **********) (Note 2) (Note 3) (Note 4)	*******	$*****
b.Installation (Note 5)	*** *******	*****

Note 1: Includes Workforce Express perpetual license, maintenance and facilities management fees.

Note 2: For billing purposes, one “Technician” is defined by each unique and active technician counted within the billing period; regardless of the frequency that technician uses the Product’s functionality

Note 3: CSG Connected Subscribers: CSG agrees to grant use of WFX licenses for up to ****** ******** *** ******* ***** (******) Technicians at ** ****** ** ******** (“Included WFX Base”) upon the Effective Date of the Fifty-ninth Amendment as long as Customer maintains a ******* of ********* ********* *********** per ***** (“WFX Minimum”).  The resulting WFX license to Connected Subscriber ***** is *** WFX license *** **** ******* ************ (***) ********* ***********.  Any Technician counts utilized over the Included WFX Base shall be invoiced at the Workforce Express ******* Fee rate as set forth in Section 1.a in the table above. The Included WFX Base will be calculated on a ******* basis and adjusted accordingly, but in no case shall the Included WFX Base ever exceed ****** ******** *** ******* ***** (******) WFX licenses (per **********).  See Examples 1 and 2.

Example 1:  Assuming a month with **** ********* *********** *** ****** ************ *** ***** ****** ****** *** **** ***** **** ** ** (****** ***** ******** **** ****** ***** ******** * ***** **** *******), or

Example 2:  Assuming a month with **** ********* *********** *** ****** ************ *** ***** ****** ****** *** **** ***** **** ** $***** (****** ***** ******** **** ****** ***** ******** * *** ***** **** ********** ** ******)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

In the event Customer’s Connected Subscribers **** ***** the WFX Minimum in any given *****, then the number of granted licenses within the Included WFX Base shall be ********* based on the then-current *****’* ***** ********* *********** using the same ***** as set forth above within this Note 3.  See Example 3.  Any such ********* to the Included WFX Base and any resulting *********** Workforce Express ******* Fee paid by Customer will ****** the number of Technicians making up the Included WFX Base for such ***** and will not be ******** if the number of Connected Subscribers *********.

Example 3:  Assuming in a given month, ********* *********** ******** ** **** *** ***** *********** *** ********* *** ***** ****** ****** *** **** ***** **** ** $***** (***** ***** ******** ***** ** *** *** ********** *** *** ********* ********** ***** **** ***** ***** ******** * *** ***** **** ********** ** ******).

As a point of clarification, the ********* ****** as defined and applied in this Schedule F. under the BSC Rate Table of this Amendment shall not apply to this Workforce Express Monthly Fee calculation.

Note 4: Non-Connected Subscribers (i.e., subscribers of voice, video or data services provided billing and processing services by an entity other than CSG): Technicians utilized by Customer’s non-CSG supported subscribers/markets shall be invoiced at the Workforce Express ******* Fee (per **********) rate as set forth in Section 1.a in the table above.  In the event a Non-CSG supported subscriber is converted onto the CSG billing platform, such converted subscriber shall be accounted for with the Included WFX Base effective the ***** following the completion of such conversion.

Note 5: All installation services for Workforce Express and the associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

Note 6: CSG and Customer agree to work in good faith to extend the CSG Workforce Express product suite to Customer’s markets or sites not currently processed on CSG’s billing platform.  As part of that, upon Customer’s commitment pursuant to a signed Statement of Work, CSG agrees to provide the interface between the *** and *** ******* ******* and the CSG WorkForce suite of products at ** **** ** ********.   As a condition precedent to CSG providing such an interface, Customer shall provide CSG with access to *** ****.

19.  Schedule G, Standard Implementation and Conversion Services.  The Agreement is amended by deleting Schedule G, Standard Implementation and Conversion Services and replacing it with the Schedule G attached hereto.

20.  CSG and Customer agree and acknowledge Customer is authorized to utilize ********** (**) AOI API licenses including the Home Delivery and SimpliCTI applications.  Customer desires use and CSG agrees to authorize and provide Customer with an additional ************ (**) AOI API licenses, including the Home Delivery and SimpliCTI applications, for the fees provided in Schedule F of the Agreement, resulting in a total number of *********** (**) AOI API licenses including the Home Delivery and SimpliCTI applications.  As of the Effective Date of the Fifty-ninth Amendment, in the event Customer is using an amount in excess as to what is provided in the Agreement, CSG shall notify Customer (e-mail is sufficient) of its overuse and Customer agrees to execute an appropriate amendment to the Agreement to add the additional license(s) to account for Customer’s overuse within ****** (**) **** of receipt of CSG’s e-mail notification.

21  The Parties agree, that upon execution of this Amendment, the terms and conditions provided in the Sixty-Fourth Amendment (CSG #4104076) and the Sixty-Fifth Amendment (CSG #4104167) shall be superseded.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date of the Fifty-ninth Amendment.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Tom Rutledge	By: /s/ Bret Griess
Title: CEO	Title: COO & EVP
Name: Tom Rutledge	Name: Bret Griess
Date: March 9, 2015	Date: Mar 9, 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE G

STANDARD IMPLEMENTATION AND CONVERSION SERVICES

1)   Manual Conversions.

a)   Definition:   A Manual Conversion shall mean the manual insertion of data directly into CSG’s Products or Services using the user interface of the Product or Service that leverages all configured system edits.

b)   Services Received:  Customer will be responsible for all manual data entry and for CSG and Customer system configurations.  CSG will provide the following services to assist Customer with the Manual Conversion:

i)     Assistance and direction with the CSG and Customer system configurations

ii)    Manual data entry instructions and procedures

iii)   Total of *** (*) ***** in any mix of standard courses offered at a CSG training facility

iv)   *** (*) **** of class materials

v)     Provision of a training system, subject to the terms and parameters provided in the Agreement, to provide “hands on” training during pre-production (de-accessed within ***** (**) **** following start date).  The training system shall have ACP, ACSR® and ACPV functionality

c)    Additional Services Available: CSG will make available the following database services for the Technical Services fees set forth in Schedule F:

i)    Programmatic load of ***** ****

ii)    Programmatic load of ********* ****

2)    Programmatic Conversions/Migration.

a)    Definition:  A Programmatic Conversion shall mean the process in which Customer delivers approved data extract files from the non-CSG billing platform (“OBP”) to CSG for data transformation and load into CSG’s Products and Services following a standardized methodology that will include the following phases of work (defined below):

i)     Plan and Define:  The Plan and Define phase of work allows CSG and Customer to develop a mutual understanding of the OBP processor data, configuration and business needs for alignment with CSG’s Products and Services and to outline configuration and mapping specifications for any single migration.

ii)    Build: The Build phase allows CSG to construct the conversion and migration tools necessary, for each applicable system, within CSG’s respective portfolio of Products and Services.  Work and operational support performed by Customer to construct and deploy conversion and migration tools necessary to support Customer’s portfolio of products and services are outside the scope of this Schedule G.

iii)   Migration Test:  The Migration Test phase allows Customer to evaluate the conversion and migration results in Customer accessible ACP transaction processing environments.  Work to test Customer’s portfolio of products and services are outside of the scope of CSG’s service offerings.

iv)   Deploy and Sustain: The Deploy and Sustain phase of work allows the merger and deployment of transformed data from the OBP processor into production on CSG’s system for Customer's use.  This phase also supports Customer’s use through the initial month-end close following the migration before full turnover to CSG’s operations and support teams.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b)    Services Received:  Customer will receive the following key services in each phase of work defined above.  A detailed listing of mutual responsibilities and accountabilities will be agreed by CSG and Customer in a separate Statement of Work prior to commencing any programmatic conversion.

i)   Plan and Define Phase:

(1)  CSG coordination with Customer for the receipt of extracted OBP processor data.

(2)  CSG identification of teams, project planning assumptions, project plans, and other project artifacts

(3)  CSG identification of functional gaps and the provision of a plan to address identified gaps

(4)  CSG provision of standards of processing, configuration and statement presentation

(5)  CSG identification and planning to support all interface connectivity between Customer and CSG

(6)  CSG review of Customer’s current products, services, and configuration standards, system structures identified in the OBP against deployed CSG Products, Services and interfaces that will need to be used

(7)  CSG identification and planning support of all ancillary CSG offerings deployed per a mutually agreed upon Statement of Work ("SOW")

ii)   Build Phase:

(1)  CSG conversion and migration tool construction necessary for the conversion of OBP platforms to the CSG ACP platform, the ACSR® platform and any Products and Services included in the Product and Service Schedules of the Agreement, (e.g., Precision eCare®, CSG Workforce Express®, Mail Trace), excluding CSG Ascendon

(2)  CSG support of Customer requests for information to ensure interconnectivity between Customer’s and CSG’s Products and Services

(3)  CSG support to Customer for encoding parameters in CSG’s host systems, including configuration of all UDF, CTD and 9XX parameters

(4)  CSG delivery and review of sample statement output, data and reports from interim testing

(5)  CSG support for Customer’s construction of a Manual Backlog Entry process for items not automated by Customer or CSG.  For purposes of this Schedule, Manual Backlog Entry shall mean the entry by Customer's personnel of Subscriber details, order, equipment or other instance data into CSG’s Products and Services

(6)  CSG’s ancillary offerings per the terms of any duly executed SOW

iii)  Migration Test Phase:

(1)  CSG to load of converted data into the test environments

(2)  CSG to deliver and review the sample statement output, data and reports from the test loads with Customer's OBP data (Customer is accountable for data cleansing of OBP data prior to final conversion)

(3)  CSG to provide support for Customer's balancing activities, transaction entry, system use and Customer's development of methods and procedures surrounding the conversion

(4)  CSG to perform pre-testing of CSG’s ancillary offerings as applicable to the Customer’s pre-testing environments

iv)  Deploy and Sustain Phase

(1)  CSG to load converted data into CSG production environments

(2)  CSG to assist Customer with balancing, audit and manual backlog processes performed by Customer personnel

(3)  CSG to provide go/live support of Customer personnel

(4)  CSG’s to execute the automated backlog processes developed by CSG (For purposes of this Schedule, Automated Backlog shall mean the execution of scripts or programs to enter subscriber details, order, equipment or other instance of data into CSG’s Products and Services)

(5)  CSG to enable and initialize for processing all interfaces and CSG’s ancillary offerings to deployed Customer’s portfolio of products and services, Customer edge systems, and third party providers

(6)  CSG and Customer to work collaboratively to define the incident management process as part of the project

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(7)  CSG to generate statements

(8)  CSG and Customer to agree on the entrance criteria to provide standard production support.

(9)  CSG to provide support for Customer's first month-end

c)  Additional Services Available: CSG will offer the following services for the Technical Services fees set forth in Schedule F:

i)   Education and Documentation

(1)  Electronic copy of all class materials for use by Customer

(2)  Access to a training system to provide “hands on” training during pre-production for Products identified in a separately executed SOW.   The training system environment will be disabled within ***** (**) **** following ********** ****.

(3)  Total number of participants provided in any mix of classes offered at a CSG training facility, based on the subscriber count for the number of subscribers to be converted:

(a)  **** (*) ***** for subscriber count **** than ******

(b)  *** (*) ***** for subscriber count of ****** * ******

(c)  ***** (*) ***** for subscriber count of ****** * ******

(d)  *** (**) ***** for subscriber count ******* than ******

(4)  Total Customer participation in any ****** class shall not ****** ******** (**) participants.

ii)   Product Installation.  The following Product and Services installation services are provided for the Technical Services fees set forth in Schedule F and apply to production and test environments:

(1)   For all CSG Products and Services being launched in Customer's production environments per Schedule F of the Agreement, and in addition to the conversion services detailed above, Customer shall receive Product and Service installation support which includes the following:

(a)  CSG ******** ******* ******* and ******* ************** ******* (****** *********)

(b)  CSG ******** ******* support

(c)  CSG ********* ******* support

(d)  CSG *********** and ***** ******** support for the planning and Customer deployment of the **** infrastructure

(2)  For CSG’s ******* decision support system

(a)  CSG shall provide the initial load of the CSG ******* ********

(b)  CSG shall provide phone support for installation of software

(c)  Standard CSG ******* training for up to ***** (*) ******, as space permits.  Such training is valid for up to ***** (*) ****** from date of the initial ******* ******** **** and software installation.  CSG ******* documentation is provided during classroom instruction.

d)  Services Not Included: The following services are not included in the above packages, and may be provided by CSG for additional fees pursuant to a duly executed SOW:

i)    Additional workstation installation

ii)    Printer installation

iii)   Network interface cards/devices

iv)   Data cleansing within the OBP in readiness for the Conversion

v)    Circuit installation

vi)    Remote site engineering services

vii)   Definition and implementation of all billing and financial management parameters

viii)  Custom report design and development

ix)   Operational system requirements and implementation

x)    Data cleansing after the production merge.

xi)   Certifying non-certified hardware/software environments

xii)  Troubleshooting existing hardware/software environments (first hour is free for Designated Environments)

xiii) On-site support as may be requested by Customer

xiv)  Query development

xv)   Additional training services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

xvi)  Vantage documentation when it is provided outside of classroom instruction

xvii)  Build out of CSG’s products and services in Customer’s pre-release test environment (pursuant to a separate Statement of Work)

CSG is not required to provide conversion services not provided in this Schedule G unless pursuant to a Statement of Work for additional fees negotiated by the parties.